UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      January 13, 2011 (January 12, 2011)

CLARCOR INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN      37067
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code	615-771-3100

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2011, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the “Company”), issued a press release disclosing the Company’s financial results for its fourth quarter and 2010 fiscal year (ended November 27, 2010).

Section 9 – Financial Statements & Exhibits

Item 9.01 Financial Statements & Exhibits

Exhibit 99.1 – Press Release dated January 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By:	/s/ Richard M. Wolfson
Richard M. Wolfson,
Vice President, General Counsel and Secretary

Date: January 13, 2011